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                                                                   Exhibit 10.41
                                                                   -------------


                                 THIRD AMENDMENT
                           Dated as of August 12, 1997
                                       to
                               SECURITY AGREEMENT
                            Dated as of May 11, 1993


                  This THIRD AMENDMENT TO SECURITY AGREEMENT dated as of August 12, 1997 (this "Amendment") is entered into by and among OHM Corporation ("OHM"), OHM Remediation Services Corp. ("Remediation", and together with OHM, the "Borrowers"), Beneco Enterprises Inc. ("Beneco"), Citicorp USA, Inc., as administrative agent (in such capacity, the "Administrative Agent") and Bank of America National Trust and Savings Association (successor by merger to Bank of America Illinois), as issuing and paying agent and as co-agent (in such capacity, the "Issuing and Paying Agent") on behalf of the "Banks" parties to the "Credit Agreement" referred to below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement referred to below.


                              PRELIMINARY STATEMENT
                              --------------------

                  A. The Borrowers entered into that certain Revolving Credit Agreement dated as of May 31, 1995 with the financial institutions from time to time party thereto (the "Banks"), the Administrative Agent and the Issuing and Paying Agent (as such Revolving Credit Agreement has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

                  B. The Borrowers and Analytical Services Corp., an affiliate of the Borrowers, executed that certain Security Agreement dated as of May 11, 1993 (as such Security Agreement has previously been amended, the "Security Agreement") in favor of the Issuing and Paying Agent. Pursuant to the Second Amendment to the Security Agreement dated as of May 31, 1995, Analytical Services Corp. was removed as a party to the Security Agreement.

                  C. On or about June 18, 1997, OHM acquired the stock of Beneco Enterprises Inc. ("Beneco") for an aggregate consideration of $15,000,000.

                  D. Pursuant to SECTION 5.01(g) of the Credit Agreement, Beneco is required to grant a secured guaranty to secure the Obligations.

                  NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



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                  SECTION 1. AMENDMENTS TO THE SECURITY AGREEMENT. The Security
Agreement is hereby amended as follows:

                  (a) Each reference in the Security Agreement to the Grantors is hereby amended to add and include Beneco.

                  (b) The Schedule to the Security Agreement is hereby amended and restated in its entirety as set forth in ANNEX I hereto.

                  (c) Clause (iii) in Section 3 of the Security Agreement (up to but not including the parenthetical following clause (iii)) is amended and restated as follows:

                  "(iii) in the case of Beneco, all obligations under the Guaranty dated August 12, 1997 executed by Beneco in favor of the Issuing and Paying Agent and the Administrative Agent for the benefit of the Banks"

                  SECTION 2. ASSUMPTION OF OBLIGATIONS BY BENECO. Beneco hereby
(i) expressly assumes each of the liabilities, and agrees to be bound by the obligations, of a Grantor under the Security Agreement, (ii) expressly makes each warranty and representation of a Grantor set forth in the Security Agreement except that with respect to the representation under SECTION 5(d) of the Security Agreement, the security interest granted under the Security Agreement in the assets of Beneco is subject to a prior blanket lien in favor of West One Bank, Utah as evidenced by financing statement file no. 218443 filed with the State of Utah Division of Corporations and Commercial Code on September 12, 1989 (as amended and continued), and (iii) expressly grants, pledges and assigns to the Issuing and Paying Agent, for its benefit and the ratable benefit of the Banks, the Issuing Banks and the Administrative Agent, a continuing security interest in, lien on, assignment of, and right of set-off against, all of its right, title and interest in and to any property, whether now owned or hereafter acquired or arising and wheresoever located, which is of a type described in Section 2 of the Security Agreement (all of which shall thereby be and become Collateral for all purposes).


                  SECTION 3. REAFFIRMATION AND EFFECT ON THE SECURITY AGREEMENT.
                             ---------------------------------------------------

                  3.1 The Borrowers hereby reaffirm their obligations under the Security Agreement, which, except to the extent expressly amended hereby, remains in full force and effect.

                  3.2 Upon the effectiveness of this Amendment, each reference in the Security Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Security Agreement as amended hereby, and each reference to the Security Agreement in any of the Transaction Documents and any other document, instrument or

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agreement executed and/or delivered in connection with the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

                  3.3 Except as specifically set forth herein, the Security Agreement, each of the other Transaction Documents and all other documents, amendments, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  3.4 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Issuing and Paying Agent under the Security Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.


                  SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.


                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  SECTION 6. SECTION TITLES. Section titles in this Amendment are included herein for convenience of reference only and shall not affect in any way the interpretation of any of the provisions hereof.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first written above.



                                      OHM CORPORATION


Attest:                               By  Pamela K.M. Beall
                                          -------------------------------------
                                                Title:  Treasurer

Steve E. Harbour
-------------------------
Secretary
                                      OHM REMEDIATION SERVICES CORP.


                                      By Pamela K.M. Beall
                                          -------------------------------------
                                                 Title:  Treasurer



                                      BENECO ENTERPRISES INC.


                                      By  Scott Doxey
                                          -------------------------------------
                                                 Title:  Treasurer



                                      BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                      ASSOCIATION
                                      (successor by merger to Bank of America
                                      Illinois), as Issuing and Paying Agent


                                      By  Jay McKeown
                                          -------------------------------------
                                                 Title:  Vice President


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